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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 20, 2003

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


         Bermuda                    000-49887                980363970
(State or Other Jurisdiction       (Commission            (IRS Employer
    of Incorporation)              File Number)          Identification No.)


  2nd Fl. International Trading Centre
  Warrens
  PO Box 905E
  St. Michael, Barbados                                  N/A
  (Address of Principal Executive Offices)              (Zip Code)

  Registrant's telephone number, including area code (246) 421-9471

                                      N/A
         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

     On February 20, 2003, the Board of Directors of Nabors Industries Ltd. (the "Registrant") accepted the resignation of Richard A. Stratton, Vice Chairman of the Registrant, effective the same date. Mr. Stratton is retiring from all positions in the Registrant and its subsidiaries for personal reasons.

     The Board of Directors of the Registrant unanimously appointed Mr. Richard Syron to fill the vacancy created by Mr. Stratton's resignation. Mr. Syron is an independent director and will serve as a Class I Director of the Registrant until his successor has been elected and qualified.




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date:    February 25, 2003                  By: /s/ Daniel McLachlin
                                               -----------------------
                                               Daniel McLachlin
                                               Vice President--Administration
                                                  & Secretary